Exhibit 99.1
                                  ------------



                                THE MORTGAGE POOL

GENERAL

         The "Mortgage Pool Principal Balance" is approximately $849,999,969, which is equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         The Mortgage Pool consists of 5,910 Mortgage Loans and is comprised of Mortgage Loans that bear interest at fixed rates and adjustable rates. Unless otherwise indicated, information presented below expressed as a percentage (other than rates of interest) are approximate percentages based on Cut-off Date Pool Principal Balance.

         Scheduled monthly payments made by the Mortgagors on the Mortgage Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest (except in the case of the Mortgage Loans that are simple interest mortgage loans). The Mortgage Notes generally will provide for a fifteen (15) day grace period for monthly payments during which no late payment fees are assessed. Any Mortgage Loan may be prepaid in full or in part at any time; however, approximately 87.51% by principal balance, of the Cut-off Date Pool Mortgage Loans are expected to provide for the payment by the borrower of a prepayment charge. In general, a prepayment charge will apply and be enforced if, during the first five years from the date of origination of such Mortgage Loan, the borrower prepays such Mortgage Loan in full. The prepayment charge is generally equal to six months' advance interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of the percentage of the original balance of such Mortgage Loan specified in the related Mortgage Note, although the Mortgage Notes related to certain of the Mortgage Loans may provide for a different method for calculating the prepayment charges. All prepayment charges will be allocated to the Class P Certificates as provided in the Pooling and Servicing Agreement and will not available for distributions on the Offered Certificates.

         Approximately 0.87% of the Mortgage Loans, by aggregate outstanding principal balance as of the Cut-off Date, are "home loans" and may be "covered home loans" under the Georgia Fair Lending Act. The Georgia Act applies to any Mortgage Loan that is secured by a property located in the State of Georgia that is the mortgagor's principal residence, that has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae, and that was originated on or after October 1, 2002. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans," have met certain fee and finance-charge criteria. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to covered home loans.

         Approximately 50.45% and 11.96% by principal balance, of the Mortgage Loans in the Mortgage Pool are Two-Year Hybrid Mortgage Loans and Three-Year Hybrid Mortgage Loans, respectively.

         The following information sets forth in tabular format certain information, as of the Cut-off Date, about the Mortgage Loans included in the Mortgage Pool. Other than with respect to rates of interest, percentages are approximate and are stated by the Cut-off Date Pool Principal Balance. The sum of the columns below may not equal the total indicated due to rounding.

                  MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                                                       PERCENT OF
                                                                                      AGGREGATE         AGGREGATE
                                                                      NUMBER          PRINCIPAL         PRINCIPAL
                                                                        OF             BALANCE           BALANCE
LOAN PROGRAMS                                                     MORTGAGE LOANS     OUTSTANDING       OUTSTANDING
-------------                                                     --------------     -----------       -----------
1-Year/29-Year LIBOR.........................................              2            $  282,727         0.03%
2-Year/13-Year LIBOR.........................................              6               522,084         0.06
2-Year/18-Year LIBOR.........................................              4               417,005         0.05
2-Year/28-Year LIBOR.........................................          2,913           427,856,768        50.34
3-Year/12-Year LIBOR.........................................              2               241,425         0.03
3-Year/27-Year LIBOR.........................................            684           101,396,987        11.93
Fixed 7-Year.................................................              1                30,688         0.00
Fixed 9-Year.................................................              1                89,435         0.01
Fixed 10-Year................................................             34             2,342,550         0.28
Fixed 12-Year................................................              2               219,348         0.03
Fixed 15-Year................................................            277            27,111,363         3.19
Fixed 18-Year................................................              1               118,314         0.01
Fixed 20-Year................................................            127            14,939,306         1.76
Fixed 25-Year................................................             12             1,826,876         0.21
Fixed 30-Year................................................          1,795           266,033,319        31.30
Fixed 30-Year/15-Year Balloon................................             49            6,571,773          0.77
                                                                       -----         ------------        ------
      Total..................................................          5,910         $849,999,969        100.00%
                                                                       =====         ============        ======

                      MORTGAGE LOAN PRINCIPAL BALANCES FOR
                               THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                                      AGGREGATE          AGGREGATE
                                                                      NUMBER          PRINCIPAL          PRINCIPAL
                                                                        OF             BALANCE            BALANCE
RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES                         MORTGAGE LOANS     OUTSTANDING        OUTSTANDING
-----------------------------------------                         --------------     -----------        -----------
Up to $25,000................................................              13     $     301,729           0.04%
$25,000.01 to $50,000........................................             299        12,417,122          1.46
$50,000.01 to $75,000........................................             856        54,211,367          6.38
$75,000.01 to $100,000.......................................             974        85,361,254         10.04
$100,000.01 to $150,000......................................           1,565       194,243,802         22.85
$150,000.01 to $200,000......................................           1,024       176,857,532         20.81
$200,000.01 to $250,000......................................             569       126,485,423         14.88
$250,000.01 to $300,000......................................             293        79,848,823          9.39
$300,000.01 to $350,000......................................             142        46,079,738          5.42
$350,000.01 to $400,000......................................              85        32,026,540          3.77
$400,000.01 to $450,000......................................              48        20,209,112          2.38
$450,000.01 to $500,000......................................              29        13,905,010          1.64
$500,000.01 to $550,000......................................               3         1,593,457          0.19
$550,000.01 to $600,000......................................               5         2,911,149          0.34
$600,000.01 to $650,000......................................               2         1,259,083          0.15
$650,000.01 to $700,000......................................               2         1,314,869          0.15
$950,000.01 to $1,000,000....................................               1           973,960          0.11
                                                                        -----      ------------        ------
      Total..................................................           5,910      $849,999,969        100.00%
                                                                        =====      ============        ======

____________
* The average Principal Balance of the Mortgage Loans in the Mortgage Pool as of Cut-off Date was approximately $143,824.

                      MORTGAGE RATES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                    PERCENT OF
                                                                   NUMBER          AGGREGATE         AGGREGATE
                                                                     OF            PRINCIPAL         PRINCIPAL
                                                                  MORTGAGE          BALANCE           BALANCE
RANGE OF MORTGAGE RATES (%)                                         LOANS         OUTSTANDING       OUTSTANDING
---------------------------                                         -----         -----------       -----------
 4.501 -  5.000..............................................            1      $    170,230         0.02%
 5.001 -  5.500..............................................           10         1,861,130         0.22
 5.501 -  6.000..............................................          123        23,331,134         2.74
 6.001 -  6.500..............................................          498        83,710,643         9.85
 6.501 -  7.000..............................................        1,077       173,126,955        20.37
 7.001 -  7.500..............................................          823       129,433,247        15.23
 7.501 -  8.000..............................................        1,055       157,657,996        18.55
 8.001 -  8.500..............................................          638        86,404,060        10.17
 8.501 -  9.000..............................................          707        89,197,678        10.49
 9.001 -  9.500..............................................          400        46,509,849         5.47
 9.501 - 10.000..............................................          348        38,473,841         4.53
10.001 - 10.500..............................................          126        11,739,218         1.38
10.501 - 11.000..............................................           57         4,689,420         0.55
11.001 - 11.500..............................................           29         2,532,836         0.30
11.501 - 12.000..............................................           13           914,612         0.11
12.001 - 12.500..............................................            4           166,175         0.02
12.501 - 13.000..............................................            1            80,944         0.01
                                                                     -----      ------------       ------
         Total...............................................        5,910      $849,999,969       100.00%
                                                                     =====      ============       ======

____________
* The weighted average Mortgage Rate of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.75% per annum.



            REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                       PERCENT OF
                                                                   NUMBER          AGGREGATE           AGGREGATE
                                                                     OF            PRINCIPAL           PRINCIPAL
                                                                  MORTGAGE          BALANCE             BALANCE
REMAINING TERM (MONTHS)                                            LOANS          OUTSTANDING         OUTSTANDING
-----------------------                                            -----          -----------         -----------
    1 - 120..................................................          36         $  2,462,673             0.29%
  121 - 180..................................................         336           34,665,994             4.08
  181 - 300..................................................         147           17,528,532             2.06
  301 - 360..................................................       5,391          795,342,770            93.57
                                                                    -----         ------------           ------
           Total.............................................       5,910         $849,999,969           100.00%
                                                                    =====         ============           ======

____________

* The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 346 months.

                   LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                      PERCENT OF
                                                                   NUMBER         AGGREGATE           AGGREGATE
                                                                     OF           PRINCIPAL           PRINCIPAL
                                                                  MORTGAGE         BALANCE             BALANCE
RANGE OF LOAN-TO-VALUE RATIOS (%)                                   LOANS        OUTSTANDING         OUTSTANDING
---------------------------------                                   -----        -----------         -----------
Up to 50.00................................................         221      $   21,329,736            2.51%
50.01 - 55.00..............................................          99          13,265,190            1.56
55.01 - 60.00..............................................         170          21,659,098            2.55
60.01 - 65.00..............................................         225          29,886,786            3.52
65.01 - 70.00..............................................         353          48,837,976            5.75
70.01 - 75.00..............................................         651          96,545,669           11.36
75.01 - 80.00..............................................       1,734         249,080,099           29.30
80.01 - 85.00..............................................         934         138,243,904           16.26
85.01 - 90.00..............................................       1,015         158,020,667           18.59
90.01 - 95.00..............................................         363          54,552,465            6.42
95.01 - 100.00.............................................         145          18,578,378            2.19
                                                                  -----        ------------          ------
              Total........................................       5,910        $849,999,969          100.00%
                                                                  =====        ============          ======

__________

* The weighted average Loan-to-Value Ratio of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 79.73%.

               STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR
                       MORTGAGE LOANS IN THE MORTGAGE POOL

                                                                                                           PERCENT OF
                                                                           NUMBER         AGGREGATE        AGGREGATE
                                                                             OF           PRINCIPAL        PRINCIPAL
                                                                          MORTGAGE         BALANCE          BALANCE
STATE                                                                      LOANS         OUTSTANDING      OUTSTANDING
-----                                                                      -----         -----------      -----------
Alabama...............................................................        31     $    2,673,543        0.31%
Alaska................................................................         2            383,437        0.05
Arizona...............................................................       154         20,047,754        2.36
Arkansas..............................................................        14          1,592,401        0.19
California............................................................     1,326        269,333,570       31.69
Colorado..............................................................       217         35,147,046        4.13
Connecticut...........................................................        38          6,515,390        0.77
Delaware..............................................................        20          2,376,510        0.28
District of Columbia..................................................         4            411,364        0.05
Florida...............................................................       434         52,184,223        6.14
Georgia...............................................................       160         20,738,650        2.44
Hawaii................................................................        13          2,683,809        0.32
Idaho.................................................................        20          2,086,233        0.25
Illinois..............................................................       269         40,813,327        4.80
Indiana...............................................................       133         11,659,562        1.37
Iowa..................................................................        56          4,371,288        0.51
Kansas................................................................        45          4,596,557        0.54
Kentucky..............................................................        73          6,560,492        0.77
Louisiana.............................................................        19          2,121,357        0.25
Maine.................................................................        13          1,701,203        0.20
Maryland..............................................................        95         16,399,285        1.93
Massachusetts.........................................................        76         14,038,122        1.65
Michigan..............................................................       239         25,636,711        3.02
Minnesota.............................................................       121         18,924,589        2.23
Mississippi...........................................................        14          1,363,535        0.16
Missouri..............................................................       146         14,389,768        1.69
Montana...............................................................        12          1,322,904        0.16
Nebraska..............................................................        17          1,597,209        0.19
Nevada................................................................        70         10,215,081        1.20
New Hampshire.........................................................         9          1,398,277        0.16
New Jersey............................................................        97         16,899,338        1.99
New Mexico............................................................        15          1,979,323        0.23
New York..............................................................       176         32,698,444        3.85
North Carolina........................................................       143         16,609,424        1.95
North Dakota..........................................................         4            286,193        0.03
Ohio..................................................................       322         31,134,469        3.66
Oklahoma..............................................................        39          3,632,180        0.43
Oregon................................................................        51          6,747,111        0.79
Pennsylvania..........................................................       195         21,428,563        2.52
Rhode Island..........................................................        43          6,377,190        0.75
South Carolina........................................................        57          6,183,993        0.73
South Dakota..........................................................         3            361,080        0.04
Tennessee.............................................................       107          9,742,110        1.15
Texas.................................................................       377         40,712,673        4.79
Utah..................................................................        51          7,323,583        0.86
Vermont...............................................................         1             89,214        0.01
Virginia..............................................................       178         26,244,010        3.09
Washington............................................................       127         20,230,715        2.38
West Virginia.........................................................        19          1,436,620        0.17
Wisconsin.............................................................        63          6,248,065        0.74
Wyoming...............................................................         2            352,476        0.04
                                                                           -----       ------------       -----
                Total.................................................     5,910       $849,999,969       100.00%
                                                                           =====       ============       ======

               CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                        NUMBER         AGGREGATE        AGGREGATE
                                                                          OF           PRINCIPAL        PRINCIPAL
                                                                       MORTGAGE         BALANCE          BALANCE
CREDIT BUREAU RISK SCORES                                               LOANS         OUTSTANDING      OUTSTANDING
-------------------------                                               -----         -----------      -----------
801 - 820..........................................................         5    $       389,465        0.05%
781 - 800..........................................................        44          5,861,826        0.69
761 - 780..........................................................        78         12,918,420        1.52
741 - 760..........................................................        96         13,627,888        1.60
721 - 740..........................................................       149         20,855,032        2.45
701 - 720..........................................................       194         28,954,832        3.41
681 - 700..........................................................       306         48,814,924        5.74
661 - 680..........................................................       501         76,376,860        8.99
641 - 660..........................................................       716        103,997,218       12.23
621 - 640..........................................................       849        125,843,612       14.81
601 - 620..........................................................       764        110,711,807       13.02
581 - 600..........................................................       711        101,703,036       11.97
561 - 580..........................................................       684         92,959,336       10.94
541 - 560..........................................................       474         61,841,625        7.28
521 - 540..........................................................       255         33,415,471        3.93
501 - 520..........................................................        80         11,232,527        1.32
500 or Less........................................................         4            496,091        0.06
                                                                        -----       ------------      ------
             Total.................................................     5,910       $849,999,969      100.00%
                                                                        =====       ============      ======

----------
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in the Mortgage Pool were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Mortgage Loans in the Mortgage Pool was approximately 625.

                             GROSS MARGINS FOR THE ADJUSTABLE RATE MORTGAGE LOANS IN THE MORTGAGE POOL*

                                                                                                         PERCENT OF
                                                                         NUMBER         AGGREGATE        AGGREGATE
                                                                           OF           PRINCIPAL        PRINCIPAL
                                                                        MORTGAGE         BALANCE          BALANCE
RANGE OF GROSS MARGINS (%)                                                LOANS        OUTSTANDING      OUTSTANDING
--------------------------                                                -----        -----------      -----------
 1.001 -   2.000..................................................           2           $356,897         0.07%
 2.001 -   3.000..................................................           6          1,726,829         0.33
 3.001 -   4.000..................................................          26          5,264,370         0.99
 4.001 -   5.000..................................................         137         26,345,910         4.96
 5.001 -   6.000..................................................         681        118,816,354        22.39
 6.001 -   7.000..................................................       1,065        167,268,935        31.52
 7.001 -   8.000..................................................         999        129,051,149        24.32
 8.001 -   9.000..................................................         464         56,142,485        10.58
 9.001 -  10.000..................................................         203         23,129,528         4.36
10.001 -  11.000..................................................          24          2,174,010         0.41
11.001 -  12.000..................................................           3            305,700         0.06
13.001 -  14.000..................................................           1            134,831         0.03
                                                                         -----       ------------       ------
           Total..................................................       3,611       $530,716,997       100.00%
                                                                         =====       ============       ======

____________
* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.87%

           NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                          NUMBER        AGGREGATE        AGGREGATE
                                                                            OF          PRINCIPAL        PRINCIPAL
                                                                         MORTGAGE        BALANCE          BALANCE
NEXT ADJUSTMENT DATE                                                      LOANS        OUTSTANDING      OUTSTANDING
--------------------                                                      -----        -----------      -----------
September 2003....................................................             1     $     91,043         0.02%
October 2003......................................................             1          191,684         0.04
April 2004........................................................             5          427,648         0.08
May 2004..........................................................            11        1,083,652         0.20
June 2004.........................................................           155       18,557,621         3.50
July 2004.........................................................           464       59,571,862        11.22
August 2004.......................................................           611       81,808,938        15.41
September 2004....................................................           737      109,646,590        20.66
October 2004......................................................           637      104,223,065        19.64
November 2004.....................................................           273       47,200,328         8.89
December 2004.....................................................            34        6,352,798         1.20
February 2005.....................................................             1          146,691         0.03
May 2005..........................................................             6          822,083         0.15
June 2005.........................................................            21        2,777,441         0.52
July 2005.........................................................           101       12,852,573         2.42
August 2005.......................................................           137       17,855,435         3.36
September 2005....................................................           197       29,819,186         5.62
October 2005......................................................           168       28,317,425         5.34
November 2005.....................................................            39        6,489,486         1.22
December 2005.....................................................            12        2,481,449         0.47
                                                                           -----     ------------       ------
               Total..............................................         3,611     $530,716,997       100.00%
                                                                           =====     ============       ======

____________

* The weighted average next adjustment date for the Adjustable Rate Mortgage Loans in the Mortgage Pool is November 2004.

          MAXIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                         NUMBER        AGGREGATE        AGGREGATE
                                                                           OF          PRINCIPAL        PRINCIPAL
                                                                        MORTGAGE        BALANCE          BALANCE
RANGE OF MAXIMUM MORTGAGE RATES (%)                                      LOANS        OUTSTANDING      OUTSTANDING
-----------------------------------                                      -----        -----------      -----------
 8.001 -  9.000...................................................           2     $    470,331          0.09%
 9.001 - 10.000...................................................           1          176,511          0.03
10.501 - 11.000...................................................           5        1,037,248          0.20
11.001 - 11.500...................................................          16        2,536,506          0.48
11.501 - 12.000...................................................          53        8,650,286          1.63
12.001 - 12.500...................................................         127       21,646,109          4.08
12.501 - 13.000...................................................         311       51,870,914          9.77
13.001 - 13.500...................................................         378       59,694,004         11.25
13.501 - 14.000...................................................         614       96,335,497         18.15
14.001 - 14.500...................................................         507       76,452,697         14.41
14.501 - 15.000...................................................         634       92,424,129         17.41
15.001 - 15.500...................................................         361       47,288,902          8.91
15.501 - 16.000...................................................         305       38,077,585          7.17
16.001 - 16.500...................................................         138       16,646,340          3.14
16.501 - 17.000...................................................          88       10,531,938          1.98
17.001 - 17.500...................................................          32        3,553,876          0.67
17.501 - 18.000...................................................          18        1,569,446          0.30
18.001 - 18.500...................................................          15        1,124,298          0.21
18.501 - 19.000...................................................           2          126,504          0.02
19.001 - 19.500...................................................           1          279,711          0.05
20.001 or Greater.................................................           3          224,165          0.04
                                                                         -----     ------------        ------
                  Total...........................................       3,611     $530,716,997        100.00%
                                                                         =====     ============        ======

____________


* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 14.28%.

        INITIAL PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                          PERCENT OF
                                                                           NUMBER         AGGREGATE       AGGREGATE
                                                                             OF           PRINCIPAL       PRINCIPAL
                                                                          MORTGAGE         BALANCE         BALANCE
INITIAL PERIODIC RATE CAP (%)                                              LOANS         OUTSTANDING     OUTSTANDING
-----------------------------                                              -----         -----------     -----------
1.000.............................................................              32    $   3,568,275         0.67%
1.500.............................................................             424       81,850,548        15.42
2.000.............................................................             250       42,187,522         7.95
3.000.............................................................           2,901      402,612,722        75.86
4.000.............................................................               2          186,698         0.04
6.000.............................................................               2          311,231         0.06
                                                                             -----     ------------       ------
          Total...................................................           3,611     $530,716,997       100.00%
                                                                             =====     ============       ======

____________


* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 2.68%.

       SUBSEQUENT PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                         NUMBER        AGGREGATE        AGGREGATE
                                                                           OF          PRINCIPAL        PRINCIPAL
                                                                        MORTGAGE        BALANCE          BALANCE
SUBSEQUENT PERIODIC RATE CAP (%)                                         LOANS        OUTSTANDING      OUTSTANDING
--------------------------------                                         -----        -----------      -----------
1.000.............................................................        2,984     $420,884,703         79.30%
1.500.............................................................          619      108,526,101         20.45
2.000.............................................................            1          575,142          0.11
3.000.............................................................            7          731,050          0.14
                                                                          -----     ------------        ------
          Total...................................................        3,611     $530,716,997        100.00%
                                                                          =====     ============        ======

____________


* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.11%.

          MINIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                                                        PERCENT OF
                                                                                       AGGREGATE        AGGREGATE
                                                                        NUMBER OF      PRINCIPAL        PRINCIPAL
                                                                        MORTGAGE        BALANCE          BALANCE
RANGE OF MINIMUM MORTGAGE RATES (%)                                       LOANS       OUTSTANDING      OUTSTANDING
-----------------------------------                                       -----       -----------      -----------
 5.000 or Less....................................................          56   $   11,656,232          2.20%
 5.001 -  6.000...................................................         346       65,194,681         12.28
 6.001 -  7.000...................................................         777      131,140,562         24.71
 7.001 -  8.000...................................................       1,095      159,497,627         30.05
 8.001 -  9.000...................................................         778      100,395,226         18.92
 9.001 - 10.000...................................................         451       52,653,942          9.92
10.001 - 11.000...................................................          89        8,555,252          1.61
11.001 - 12.000...................................................          17        1,440,195          0.27
12.001 - 13.000...................................................           1           48,447          0.01
13.001 - 14.000...................................................           1          134,831          0.03
                                                                         -----     ------------        ------
             Total................................................       3,611     $530,716,997        100.00%
                                                                         =====     ============        ======

____________


* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.52%.

              TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                                                        PERCENT OF
                                                                          NUMBER        AGGREGATE        AGGREGATE
                                                                            OF          PRINCIPAL        PRINCIPAL
                                                                         MORTGAGE        BALANCE          BALANCE
PROPERTY TYPE                                                              LOANS       OUTSTANDING      OUTSTANDING
-------------                                                              -----       -----------      -----------
Single-Family Detached............................................         4,898     $687,110,568        80.84%
Planned Unit Development..........................................           468       82,576,862         9.71
Condominium.......................................................           268       38,314,411         4.51
Two Family Home...................................................           148       24,379,969         2.87
Three Family Home.................................................            27        5,493,698         0.65
Manufactured Housing(1)...........................................            58        4,783,298         0.56
Four Family Home..................................................            20        3,042,003         0.36
PUD Attached......................................................            14        2,941,052         0.35
High Rise Condominium.............................................             7        1,219,247         0.14
Townhouse.........................................................             1          103,798         0.01
Mobile Home.......................................................             1           35,064         0.00
                                                                           -----     ------------       ------
         Total....................................................         5,910     $849,999,969       100.00%
                                                                           =====     ============       ======

____________
(1)      Treated as real property.


                     OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)

                                                                                                      PERCENT OF
                                                                      NUMBER        AGGREGATE         AGGREGATE
                                                                        OF          PRINCIPAL         PRINCIPAL
                                                                     MORTGAGE        BALANCE           BALANCE
OCCUPANCY                                                             LOANS        OUTSTANDING       OUTSTANDING
---------                                                             -----        -----------       -----------
Owner Occupied...............................................         5,678      $824,987,601          97.06%
Non-Owner Occupied...........................................           227        24,600,826          2.89
Second Home..................................................             5           411,543          0.05
                                                                      -----      ------------        ------
          Total..............................................         5,910      $849,999,969        100.00%
                                                                      =====      ============        ======

__________

(1) Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.


                      LOAN PURPOSES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                                                        PERCENT OF
                                                                          NUMBER        AGGREGATE        AGGREGATE
                                                                            OF          PRINCIPAL        PRINCIPAL
                                                                         MORTGAGE        BALANCE          BALANCE
LOAN PURPOSE                                                               LOANS       OUTSTANDING      OUTSTANDING
------------                                                               -----       -----------      -----------
Refinance-- Cash Out..............................................            4,104     $587,820,349         69.16%
Purchase..........................................................            1,099      166,970,984         19.64
Refinance-- Rate/Term.............................................              707       95,208,637         11.20
                                                                              -----     ------------        ------
         Total....................................................            5,910     $849,999,969        100.00%
                                                                              =====     ============        ======

                 CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)


                                                                                                       PERCENT OF
                                                                        NUMBER        AGGREGATE         AGGREGATE
                                                                          OF          PRINCIPAL         PRINCIPAL
                                                                       MORTGAGE        BALANCE           BALANCE
CREDIT GRADE CATEGORY                                                    LOANS       OUTSTANDING       OUTSTANDING
---------------------                                                    -----       -----------       -----------
A.................................................................        3512      $527,233,352         62.03%
A-................................................................        1224       173,082,218         20.36
B.................................................................         834       104,901,738         12.34
C.................................................................         289        38,620,829          4.54
C-................................................................          37         4,656,132          0.55
D.................................................................          14         1,505,702          0.18
                                                                         -----      ------------        ------
Total.............................................................       5,910      $849,999,969        100.00%
                                                                         =====      ============        ======

____________

(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Mortgage Loans loosely correspond to the Countrywide Home Loans credit grades shown in this table.